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                                                                   EXHIBIT 10.02

                       CONSOLIDATION CAPITAL CORPORATION

                    1997 NON-EMPLOYEE DIRECTORS' STOCK PLAN


     1.   Purpose.  The purpose of this 1997 Non-Employee Directors' Stock Plan
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(the "Plan") of Consolidation Capital Corporation, a Delaware corporation (the
"Company"), is to advance the interests of the Company and its stockholders by providing a means to attract and retain highly qualified persons to serve as non-employee directors of the Company and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's stockholders.

     2.   Definitions.  In addition to terms defined elsewhere in the Plan, the
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following are defined terms under the Plan:

     (a)  "Board" means the Board of Directors of the Company.

     (b)  A "Change in Control" shall be deemed to have occurred if:

          (i) the date of the acquisition by any "person" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), excluding the Company or any of its subsidiaries or affiliates or any employee benefit plan sponsored by any of the foregoing, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of either (x) the then outstanding shares of common stock of the Company or (y) the then outstanding voting securities entitled to vote generally in the election of directors; or

          (ii) the date the individuals who constitute the Board as of the date of the Initial Public Offering (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board, provided that any individual becoming a director subsequent to the effective date of this Agreement whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than any individual whose nomination for election to Board membership was not endorsed by the Company's management prior to, or at the time of, such individual's initial nomination for election) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

          (iii) the consummation of a merger, consolidation, recapitalization, reorganization, sale or disposition of all or a substantial portion of the Company's assets, a reverse stock split of outstanding voting securities, the issuance of shares of stock of the Company in connection with the acquisition of the stock or assets of another entity, provided, however, that a Change in Control shall not occur
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     under this clause (iii) if consummation of the transaction would result in at least 70% of the total voting power represented by the voting securities of the Company (or, if not the Company, the entity that succeeds to all or substantially all of the Company's business) outstanding immediately after such transaction being beneficially owned (within the meaning of Rule 13d-3 promulgated pursuant to the Exchange Act) by at least 75% of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction.

     (c) "Deferred Share" means a credit to a Participant's deferral account under Section 7 which represents the right to receive one Share upon settlement of the deferral account. Deferral accounts, and Deferred Shares credited thereto, are maintained solely as bookkeeping entries by the Company evidencing unfunded obligations of the Company.

     (d) "Fair Market Value" of a Share on a given date mean the last sales price or, if last sales information is generally unavailable, the average of the closing bid and asked prices per Share on such date (or, if there was no trading or quotation in the stock on such date, on the next preceding date on which there was trading or quotation) as reported in the Wall Street Journal.
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     (e)  "Initial Public Offering" shall mean an initial public offering of shares of Stock in a firm commitment underwriting registered with the Securities and Exchange Commission in compliance with the provisions of the 1933 Act.

     (f) "Option" means the right, granted to a director under Section 6, to purchase a specified number of Shares at the specified exercise price for a specified period of time under the Plan. All Options will be non-qualified stock options.

     (g) "Participant" means any person who, as a non-employee director of the Company, has been granted an Option or Deferred Shares which remain outstanding or who has elected to be paid fees in the form of Shares or Deferred Shares under the Plan.

     (h) "Share" means a share of common stock, $.01 par value, of the Company and such other securities as may be substituted for such Share or such other securities pursuant to Section 8.

     3.   Shares Available Under the Plan.  Subject to adjustment as provided in
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Section 8, the total number of Shares reserved and available for issuance under the Plan is 300,000. Such Shares may be authorized but unissued Shares, treasury Shares, or Shares acquired in the market for the account of the Participant. For purposes of the Plan, Shares that may be purchased upon exercise of an Option or delivered in settlement of Deferred Shares will not be considered to be available after such Option has been granted or Deferred Share credited, except for purposes of issuance in connection with such Option or Deferred Share; provided, however, that, if an Option
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expires for any reason without having been exercised in full, the Shares subject to the unexercised portion of such Option will again be available for issuance under the Plan.

     4.   Administration of the Plan.  The Plan will be administered by the
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Board; provided, however, that any action by the Board relating to the Plan will
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be taken only if, in addition to any other required vote, such action is approved by the affirmative vote of a majority of the directors who are not then eligible to participate in the Plan.

     5.   Eligibility.  Each director of the Company who, on any date on which
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an Option is to be granted under Section 6 or on which fees are to be paid which could be received in the form of Shares or deferred in the form of Deferred Shares under Section 7, is not an employee of the Company or any subsidiary of the Company will be eligible, at such date, to be granted an Option under
Section 6 or receive fees in the form of Shares or defer fees in the form of Deferred Shares under Section 7. No person other than those specified in this
Section 5 will be eligible to participate in the Plan.

     6.   Options.
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     (a) Number of Shares.  With respect to any person who becomes a director of
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the Company, such person shall receive, on later of the date of the Initial
Public Offering or the date that such person commences service as a director and is otherwise eligible pursuant to Section 5, an Option to purchase 20,000
Shares. Thereafter, each such person who continues to serve as a director shall receive, on the day after each annual meeting of the Company's stockholders, an Option to purchase 5,000 Shares, provided that on any such date, such person remains eligible pursuant to Section 5.

     (b) Exercise Price.  The exercise price per Share purchasable upon exercise
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of an Option will be equal to 100% of the Fair Market Value of a Share on the date of grant of the Option.

     (c) Option Expiration.  A Participant's Option will expire at the earlier
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of (i) 10 years after the date of grant or (ii) one year after the date the
Participant ceases to serve as a director of the Company for any reason, provided, however, that with respect to clause (ii), such Option shall be exercisable during such one-year period only to the extent it was exercisable pursuant to Section 6(d) on the date of such cessation.

     (d) Exercisability.  Each Option shall become exercisable in two equal
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installments. The first installment shall become exercisable on the date that is six months from the date the Option is granted and the second installment shall become exercisable on the date that is one year from the date the Option is granted, provided, however, that unless otherwise determined by the Board, all Options held by a Participant shall become immediately exercisable upon (i) a Change in Control or (ii) the death of such Participant.

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     (e) Method of Exercise.  A Participant may exercise an Option, in whole or
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in part, at such time as it is exercisable and prior to its expiration, by giving written notice of exercise to the Secretary of the Company, specifying the Option to be exercised and the number of Shares to be purchased, and paying in full the exercise price in cash (including by check) or by surrender of Shares already owned by the Participant (except for Shares acquired from the Company by exercise of an option less than six months before the date of surrender) having a Fair Market Value at the time of exercise equal to the exercise price, or by a combination of cash and Shares.

     7.   Receipt of Shares or Deferred Shares In Lieu of Fees.  Each director
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of the Company may elect to be paid fees, in his or her capacity as a director
(including annual retainer fees for service on the Board, fees for service on a Board committee, fees for service as chairman of a Board committee, and any other fees paid to directors) in the form of Shares or Deferred Shares in lieu of cash payment of such fees, if such director is eligible to do so under
Section 5 at the date any such fee is otherwise payable. If so elected, payment of fees in the form of Shares or Deferred Shares shall be made in accordance with this Section 7.

     (a) Elections.  Each director who elects to be paid fees for a given
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calendar year in the form of Shares shall file an election in such form and in such time in advance as prescribed by the Board. Unless otherwise determined by the Board, each director who elects to defer such payment of fees in the form of Deferred Shares for such year must file an irrevocable written election with the Secretary of the Company no later than December 31 of the year preceding such calendar year; provided, however, that any newly elected or appointed director
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may file an election for any year not later than 30 days after the date such person first became a director, and a director may file an election for the year in which the Plan became effective not later than 30 days after the date of effectiveness. An election by a director shall be deemed to be continuing unless the director revokes or changes such election by filing a new election form by the due date for such form specified in this Section 7(a). The election must specify the following:

        (i) A percentage of fees to be received in the form of Shares or deferred in the form of Deferred Shares under the Plan; and

       (ii) In the case of a deferral, the period or periods during which settlement of Deferred Shares will be deferred (subject to such limitations as may be specified by counsel to the Company).

     (b)  Payment of Fees in the Form of Shares.  At any date on which fees are
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payable to a Participant who has elected to receive such fees in the form of
Shares, the Company will issue to such Participant, or to a designated third party for the account of such Participant, a number of Shares having an aggregate Fair Market Value at that date equal to the fees, or as nearly as possible equal to the fees (but in no event greater than the fees), that would have been payable at such date but for the Participant's election to receive Shares in lieu thereof. If the Shares are to be credited to an account maintained by the Participant and to the extent reasonably practicable without requiring the actual issuance of fractional Shares, the Company shall cause

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fractional Shares to be credited to the Participant's account.  If fractional
Shares are not so credited, any part of the Participant's fees not paid in the form of whole Shares will be payable in cash to the Participant (either paid separately or included in a subsequent payment of fees, including a subsequent payment of fees subject to an election under this Section 7).

     (c) Deferral of Fees in the Form of Deferred Shares.  The Company will
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establish a deferral account for each Participant who elects to defer fees in the form of Deferred Shares under this Section 7. At any date on which fees are payable to a Participant who has elected to defer fees in the form of Deferred Shares, the Company will credit such Participant's deferral account with a number of Deferred Shares equal to the number of Shares having an aggregate Fair Market Value at that date equal to the fees that otherwise would have been payable at such date but for the Participant's election to defer receipt of such fees in the form of Deferred Shares. The amount of Deferred Shares so credited shall include fractional Shares calculated to at least three decimal places.

     (d) Crediting of Dividend Equivalents.  Whenever dividends are paid or
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distributions made with respect to Shares, a Participant to whom Deferred Shares are then credited in a deferral account shall be entitled to be receive, as dividend equivalents, an amount equal in value to the amount of the dividend paid or property distributed on a single Share multiplied by the number of Deferred Shares (including any fractional Share) credited to his or her deferral account as of the record date for such dividend or distribution. Such dividend equivalents shall be credited to the Participant's deferral account as a number of Deferred Shares determined by dividing the aggregate value of such dividend equivalents by the Fair Market Value of a Share at the payment date of the dividend or distribution.

     (e)  Settlement of Deferred Shares.  The Company will settle the
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Participant's deferral account by delivering to the Participant (or his or her beneficiary) a number of Shares equal to the number of whole Deferred Shares then credited to his or her deferral account (or a specified portion in the event of any partial settlement), together with cash in lieu of any fractional Share remaining at a time that less than one whole Deferred Share is credited to such deferral account. Such settlement shall be made at the time or times specified in the Participant's election filed in accordance with Section 7(a);

provided, however, that a Participant may further defer settlement of Deferred
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Shares if counsel to the Company determines that such further deferral likely would be effective under applicable federal income tax laws and regulations.

     (f) Nonforfeitability.  The interest of each Participant in any fees paid
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in the form of Shares or Deferred Shares (and any deferral account relating thereto) at all times will be nonforfeitable.

     8.   Adjustment Provisions.
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     (a) Corporate Transactions and Events.  In the event any dividend or other
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distribution (whether in the form of cash, Shares or other property), recapitalization, forward or

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reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, extraordinary dividend (whether in the form of cash, Shares, or other property), liquidation, dissolution, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant's rights under the Plan, then an adjustment shall be made, in a manner that is proportionate to the change to the Shares and otherwise equitable, in (i) the number and kind of Shares remaining reserved and available for issuance under Section 3, (ii) the number and kind of Shares issuable upon exercise of outstanding Options, and/or the exercise price per Share thereof (provided that no fractional Shares will be issued upon exercise of any Option), (iii) the number and kind of Shares to be issued pursuant to
Section 6(a), (iv) the kind of Shares to be issued in lieu of fees under Section 7, and (v) the number and kind of Shares to be issued upon settlement of Deferred Shares under Section 7. In addition, the Board is authorized to make such adjustments in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations or accounting principles. The foregoing not withstanding, no adjustment may be made hereunder except as will be necessary to maintain the proportionate interest of the Participant under the Plan and to preserve, without exceeding, the value of outstanding Options and potential grants of Options and the value of outstanding Deferred Shares.

     (b) Insufficient Number of Shares.  If at any date an insufficient number
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of Shares are available under the Plan for the receipt of fees in the form of
Shares or deferral of fees in the form of Deferred Shares at that date, fees shall be paid in the form of Shares or deferred in the form of Deferred Shares proportionately among directors then eligible to participate to the extent Shares are then available and otherwise as provided under Section 7.

     9.   Changes to the Plan.  The Board of Directors may amend, alter,
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suspend, discontinue, or terminate the Plan or authority to grant Options or pay fees in the form of Shares or Deferred Shares under the Plan without the consent of stockholders or Participants, except that any amendment or alteration will be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regula tion or the rules of any stock exchange or automated quotation system as then in effect, and the Board may otherwise determine to submit other such amendments or alterations to stockholders for approval;

provided, however, that, without the consent of an affected Participant, no such
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action may materially impair the rights of such Participant with respect to any previously granted Option or any previous payment of fees in the form of Shares or Deferred Shares.

     10.  General Provisions.
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     (a) Agreements.  Options, Deferred Shares, and any other right or
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obligation under the Plan may be evidenced by agreements or other documents executed by the Company and the

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Participant incorporating the terms and
conditions set forth in the Plan, together with such other terms and conditions not inconsistent with the Plan, as the Board may from time to time approve.

     (b) Compliance with Laws and Obligations.  The Company will not be
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obligated to issue or deliver Shares in connection with any Option, in payment of any directors' fees, or in settlement of Deferred Shares in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any stock exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

     (c) Limitations on Transferability.  Unless otherwise permitted by the
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Board, Options, Deferred Shares, and any other right under the Plan will not be transferable by a Partici pant except by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant's death), and will be exercisable during the lifetime of the Participant only by such Participant or his or her guardian or legal representative. Options, Deferred Shares, and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors of any Participant.

     (d) No Right To Continue as a Director.  Nothing contained in the Plan or
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any agreement hereunder will confer upon any Participant any right to continue to serve as a director of the Company.

     (e) No Stockholder Rights Conferred.  Nothing contained in the Plan or any
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agreement hereunder will confer upon any Participant (or any person or entity claiming rights by or through a Participant) any rights of a stockholder of the Company unless and until Shares are in fact issued to such Participant (or person) or, in the case an Option, such Option is validly exercised in accordance with Section 6.

     (f) Nonexclusivity of the Plan.  Neither the adoption of the Plan by the
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Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for directors as it may deem desirable.

     (g) Governing Law.  The validity, construction, and effect of the Plan and
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any agreement hereunder will be determined in accordance with the laws of the
State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

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     11.  Effective Date and Plan Termination.  The Plan will be effective as of
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the date of its approval by the stockholders of the Company, and, unless earlier terminated by action of the Board, shall terminate at such time as no Shares remain available for issuance under the Plan and the Company and Participants have no further rights or obligations under the Plan.

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